UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 8, 2023

MultiPlan Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Fifth Avenue
New York, New York 10003
(212) 780-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	MPLN	New York Stock Exchange
Warrants	MPLN.W	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Unless the context otherwise requires, “we,” “us,” “our,” “MultiPlan” and the “Company” refer to MultiPlan Corporation, a Delaware corporation, and its consolidated subsidiaries.

Item 1.01    Entry into a Material Definitive Agreement.

On May 8, 2023, Babylon Acquisition Corp., a Delaware corporation and recently formed, wholly owned, indirect subsidiary of MultiPlan ("Buyer"), Benefits Science LLC, a Texas limited liability company ("Benefits Science Technologies" or "BST"), the sellers listed on the signature pages thereto ("Sellers"), MultiPlan, solely for purposes of Section 2.2(a)(ii), MultiPlan, Inc., a New York corporation, solely for purposes of Section 2.2(f)(ii)(x), and WT Representative LLC, solely in its capacity as representative to the Sellers, entered into that certain Unit Purchase Agreement (the "Purchase Agreement") pursuant to which, on May 8, 2023, Buyer purchased all of the issued and outstanding equity interests of Benefits Science Technologies (the "Acquisition") for aggregate consideration of $160.0 million paid at the closing of the Acquisition in the form of (i) cash consideration in an aggregate amount of approximately $140.8 million, subject to customary adjustments for working capital, cash, indebtedness and transaction expenses set forth in the Purchase Agreement; and (ii) stock consideration of 21,588,658 shares of Company Class A common stock, par value $0.0001 per share (the "Company Common Stock"). Upon the closing, Benefits Science Technologies became a wholly owned, indirect subsidiary of MultiPlan.

The Purchase Agreement contains customary representations, warranties and covenants of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and are subject to limitations set forth in the Purchase Agreement.

The issuance and sale of the Company Common Stock pursuant to the Purchase Agreement has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. The Company Common Stock issued and sold to the Sellers was issued and sold in reliance on the exemption from the registration provisions of Section 4(a)(2) of the Act relating to sales by an issuer not involving any public offering.

The Company Common Stock may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Pursuant to certain registration rights granted to Sellers in the Purchase Agreement, the Company is required to file a shelf registration statement registering the resale of the shares of the Company Common Stock after the closing.

Following the consummation of the transactions contemplated by the Purchase Agreement, the co-founders of BST and certain of its other employees and service providers who will be employed or engaged by MultiPlan will be eligible to participate in a long-term incentive and retention program, to be established by MultiPlan for their benefit and for the benefit of certain other employees of MultiPlan. Pursuant to this incentive and retention program, cash payments will be made to each participant if: (i) subject to limited exceptions, such participant remains employed or engaged by the Company through the date of payment; and (ii) certain threshold, target and maximum annual recurring revenue targets relating to the business of BST are met over the course of five years, weighted towards the years 2024-2026. The aggregate potential cash payments under this plan are $66.0 million if the target annual recurring revenue targets are achieved, with additional aggregate potential cash payments of $16.5 million if the maximum annual recurring revenue targets are achieved.

The foregoing description of the Purchase Agreement is a summary and does not purport to be a complete description of all terms and conditions of the Purchase Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.
On May 9, 2023, the Company issued a press release (the "Press Release") announcing entry into the Purchase Agreement and closing of the Acquisition. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Concurrent with issuing the Press Release, the Company made available on its investors website a presentation regarding the Acquisition.
The information in this Item 7.01 disclosure is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section. In addition, the information in this Item 7.01 disclosure shall not be incorporated by reference into the filings of MultiPlan under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited financial statements of Benefits Science LLC as of the years ended December 31, 2022 and 2021 and the related notes are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(b) Pro Forma Financial Information.
The unaudited pro forma combined balance sheet as of December 31, 2022 (giving effect to the Acquisition and the transactions contemplated in the Purchase Agreement as if they had been completed on December 31, 2022) and unaudited pro forma combined statement of loss and comprehensive loss for the year ended December 31, 2022 (giving effect to the Acquisition and the transactions contemplated by the Purchase Agreement as if they had been completed on January 1, 2022) and the related notes, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits
The following exhibits are included in this Form 8-K:

2.1	Unit Purchase Agreement, dated May 8, 2023, by and among MultiPlan Corporation, MultiPlan, Inc., Babylon Acquisition Corp., Benefits Science LLC, the Sellers listed therein and the Seller Representative identified therein.
23.1	Consent of Katz, Nannis + Solomon, PC.
99.1	Press Release, dated May 9, 2023.
99.2	Audited financial statements of Benefits Science LLC for the years ended December 31, 2022 and 2021.
99.3	Unaudited pro forma financial information.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

Forward-Looking Statements
This report contains forward-looking statements. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “forecasts,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts, including MultiPlan’s expectations and beliefs with respect to the Acquisition and the impact of the Acquisition on MultiPlan. The forward-looking statements are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995 and speak only as of the date they are made. Any forward-looking statements that we make herein are not guarantees of future performance and actual results may differ materially from those in such forward-looking statements as a result of various factors. Factors that may impact such forward-looking statements also include the factors discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022; and other factors beyond our control. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company’s periodic and other filings are accessible on the SEC’s website at www.sec.gov. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

EXHIBIT INDEX

Exhibit
Number	Description
2.1
Unit Purchase Agreement, dated May 8, 2023, by and among MultiPlan Corporation, MultiPlan, Inc., Babylon Acquisition Corp., Benefits Science LLC, the Sellers listed therein and the Seller Representative identified therein.

23.1	Consent of Katz, Nannis + Solomon, PC.
99.1	Press Release, dated May 9, 2023.
99.2	Audited financial statements of Benefits Science LLC for the years ended December 31, 2022 and 2021.
99.3
Unaudited pro forma combined balance sheet as of December 31, 2022, the unaudited pro forma combined statements of loss and comprehensive loss for the year ended December 31, 2022 and the notes related thereto.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    May 9, 2023

                                MultiPlan Corporation

                                By:    /s/ James M. Head
                                Name:    James M. Head
                                Title:    Executive Vice President and Chief Financial Officer